March 9, 2006

Supplement

SUPPLEMENT DATED MARCH 9, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE DIVIDEND GROWTH PORTFOLIO
CLASS X and CLASS Y
Dated April 29,  2005

The sixteenth paragraph of the section of the Prospectus titled ‘‘Portfolio Management’’ is hereby replaced by the following:

The Portfolio is managed by members of the Investment Adviser's Dividend Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Sean J. Aurigemma, a Managing Director of the Investment Adviser, John S. Roscoe, an Executive Director of the Investment Adviser, and John T. Roche, a Vice President of the Investment Adviser.

Mr.  Aurigemma has been associated with the Investment Adviser in an investment management capacity since September 1999 and joined the team managing the Portfolio in September 2003. Mr.  Roscoe has been associated with the Investment Adviser in an investment management capacity since December 1997 and joined the team managing the Portfolio in March 2004. Mr. Roche has been associated with the Investment Adviser in a research capacity from June 2001 until January 2006 and in an investment management capacity since January 2006. Mr. Roche began managing the Portfolio in January 2006.

The members of the portfolio management team conduct research within the specific sectors they cover, and make recommendations about which individual securities to buy and sell for the Portfolio. Sean J. Aurigemma is the lead portfolio manager and John S. Roscoe and John T. Roche are the co-managers. Messrs. Aurigemma, Roscoe and Roche are collectively responsible for all buy and sell decisions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SD DG 03/06